SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: March 22, 2000

                      AMERI-FIRST FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

        Nevada                  000-28453                   84-0849132
 (State of Incorporation)     (Commission                  (IRS Employer
                               File Number)                    Identification #)

               4514 Cole Avenue, Suite 806, Dallas, Texas 75205
                  --------------------------------------------
                 (Address of Principal Executive Offices)

                                 214-599-9050
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                        Itronics Communications Corporation.
               16910 Dallas Parkway, Ste. 100, Dallas, Texas 75248
               ---------------------------------------------------
                   (Registrant's Former Name and Address)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On March 22, 2000, a change in control of the Registrant occurred in conjunction with closing under an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Registrant and Ameri-First Financial Group, Inc., a Nevada corporation.

     The closing under the Reorganization Agreement consisted of a stock for stock exchange in which the Registrant acquired all of the issued and outstanding common stock of AFFG in exchange for the issuance of 9,386,116 shares of its common stock. As a result of this transaction, the Registrant became a wholly-owned subsidiary of the Company.

     The Reorganization was approved by the unanimous consent of the Board of Directors of Ameri-First Financial Group on March 20, 2000. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

      Prior to the Agreement, Ameri-First Financial Group had 9,386,116 shares of common stock issued and outstanding. Following the Agreement, Registrant had 9,436,116 shares of common stock outstanding. Ameri-First Financial Group, formerly known as Tahoe Pacific Corporation and Pacific Holdings, Inc., was incorporated in the State of Nevada on September 27, 1996.

      Upon effectiveness of the Reorganization Agreement, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Ameri-First Financial Group became the successor issuer to Itronics Communications Corporation, Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective March 22, 2000.

       A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

       (b) The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock:

NAME                                        AMOUNT OF COMMON STOCK  PERCENT OF
                                            BENEFICIALLY OWNED (1)  COMMON STOCK

Hess Capital, L.L.C.                            2,900,000         30.73%
  c/o Ameri-First Financial Group, Inc.
  4514 Cole Avenue, Suite 806
  Dallas, TX 75205

Jeffrey C. Bruteyn                                500,000          5.30%
  4514 Cole Avenue, Suite 806
  Dallas, TX 75205

James N. Chatham II                               100,000          1.06%
  4514 Cole Avenue, Suite 806
  Dallas, TX 75205

James M. Leath                                    100,000          1.06%
  4514 Cole Avenue, Suite 806
  Dallas, TX 75205

Dennis W. Bowden                                  900,000          9.54%
  4514 Cole Avenue, Suite 806
  Dallas, TX 75205

All Directors and Executive Officers
  as a group (4 persons)                        1,600,000         16.96%




-------------------
(1) Based upon 9,436,116 outstanding shares of common stock.


COMPANY'S BUSINESS AND SUBSIDIARIES

     Ameri-First Financial Group, Inc. (OTCBB: "AMFR"), is collectively involved in diversified financial services through its subsidiary, Ameri-First Financial Corp. ("AFFC"), an investment banking firm, and its subsidiary, Ameri-First Securities, a full-service NASD Broker/Dealer.

(A)  History

     Background. On September 27, 1996, Ameri-First Financial Group, Inc.'s predecessor company incorporated under the laws of Nevada under the name of U-Bake Pizza, Inc. On March 20, 1998, U-Bake Pizza, Inc. changed its name to Oregon Outerwear, Inc. On March 18, 1998, Oregon Outerwear, Inc. changed its name to Pacific Sports Holdings, Inc.

     On March 30, 1998 Pacific Sports Holdings, Inc. acquired 100% of SouthBay Golf, Inc, in a tax-free reorganization and exchange of common shares of Pacific Sports Holdings, Inc. SouthBay Golf, Inc., a Nevada corporation, was incorporated on March 11, 1998. On March 31, 1998, Pacific Sports Holdings, Inc. acquired Mardock, Inc., a sportswear, corporate logo and promotional accessories business. Due to Mardock's consistent history of losses, Mardock, Inc. was sold back to Mardock's founder on April 30, 1999. Pacific Sports Holdings, Inc. acquired 70% of Outback Apparel Group, Inc. on May 12, 1998 and an additional 15% ownership on August 14, 1998. Outback Apparel Group, Inc., a Nevada corporation, incorporated on May 12, 1998.

     SouthBay Golf, Inc. arranged for the manufacturing, and designed and sold golf clubs, golf bags and head covers under the exclusive worldwide license for the Head Golf brand name, and on a non-exclusive basis hats, towels, gloves, umbrellas and other accessories. The Company operated this business under a trademark licensing agreement with Head Sport AG dated April 1, 1998.

     Outback Apparel Group, Inc. arranged for the manufacturing, and designed and sold swimwear, active wear and T-shirts under the exclusive North America license for the Spank brand name. The Company operated this business under a trademark licensing agreement with Spank Sport International of Australia dated May 31, 1998.

     Results from the golf and swimwear subsidiaries were disappointing, and, in March 1999, Pacific Sports Holdings, Inc. discontinued operations.

     On May 3, 1999, the Company entered into an agreement whereby it would exchange 5,500,000 (Notes 1,100,000 post-split) of its common shares for Series A Preferred Shares of Tahoe Air Corp., convertible into 50.0001% of the then issued and outstanding shares of Common Stock of the airline.

     On August 26, 1999, the Company changed its name to Tahoe Pacific Corporation and on August 27, 1999 authorized a reverse stock split of 1 for 5.

     Tahoe Air Corp., a Nevada corporation, was formed in 1996 to operate a new scheduled airline to select West Coast cities from the South Lake Tahoe, California airport. On June 25, 1999 Tahoe Air Corp. began providing daily jet service from South Lake Tahoe (TVL) to Los Angeles (LAX) and San Jose (SJC). The airline was unable to demonstrate sufficient demand for its service, and on November 22, 1999 suspended flight operations.

     In anticipation of acquiring certain assets of Ameri-First Financial Corporation on January 10, 2000, the Company changed its name to Ameri-First Financial Group, Inc. On February 7, 2000, the Company acquired Ameri-First Financial Corporation for 4,500,000 shares of its Common Stock issued to Hess Capital, LLC, the beneficial owner of Ameri-First Financial Corp..

(B)  Business of the Issuer

     Ameri-First's future lies in the investment in Ameri-First Financial Corporation and its wholly owned subsidiary Ameri-First Securities Corporation. Ameri-First Securities is a member of the National Association of Securities Dealers, Inc., and engages in the investment banking and securities brokerage business.

Organization Chart

     Set forth below is an organization chart of the Company and its significant subsidiaries and affiliates as of the date of this registration statement.

                     Ameri-First First Financial Group, Inc.

                     Ameri-First Financial Corporation

                     Ameri-First Securities Corporation

Competition

     The securities business is highly competitive. The securities subsidiary competes with other securities firms. Certain of these competitors have substantially greater financial, technical and operating resources than the securities subsidiary. The securities subsidiary's ability to compete successfully in its principal markets is dependent upon a number of factors, many of which (including market and competitive conditions) are outside its control.

Regulation

     Securities companies are subject to supervision and regulation in the states in which they transact business. Such supervision and regulation relates to numerous aspects of a securities company's business and financial condition. The primary purpose of such supervision and regulation is the protection of investors. The extent of such regulation varies, but generally derives from state statutes that delegate regulatory, supervisory and administrative authority to state securities departments. Accordingly, the authority of the state securities departments includes the establishment of standards of solvency and fair dealings that must be met and maintained by broker-dealers, including licensing requirements.

     In addition to state regulation, the Securities and Exchange Commission ("SEC") and National Association of Securities Dealers, Inc. also extensively regulate the business activities of the securities firm.

Employees

     Currently, the Company and its subsidiaries have a total of 14 employees, all of which are located in Dallas, Texas. None of the employees are represented by a labor union. The Company considers its employee relations to be good.

  See "RISK FACTORS".

PROPERTY

     The Company maintains offices at 4514 Cole Avenue, Suite 806, Dallas, Texas, 75205; and the space, approximately 3,649 square feet, is leased.

DESCRIPTION OF SECURITIES

     The Company has an authorized capitalization of 100,000,000 shares of common stock .001 par value per share. Prior to the execution of this Agreement, the Company had 9,386,116 shares of common stock issued and outstanding. The Company's post-merger issued and outstanding shares is 9,436,116.

MARKET FOR Ameri-First Financial Group's SECURITIES

      Ameri-First Financial Group, Inc. is a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation D, Rule 504 of the General Rules and Regulations of the Securities and Exchange Commission. Ameri-First Financial Group's common stock is presently traded on the NASD OTC Bulletin Board under the symbol "AMFR." The NASDAQ Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

      The Company was required to become a reporting company by the close of business on March 23, 2000. Ameri-First Financial Group, Inc. acquired 100% the outstanding shares of Itronics Communication Corporation to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the NASDAQ Stock Market.

MANAGEMENT

           Name                   Age                    Title
           ----                   ---                    -----
         Jeffrey C. Bruteyn       29                    President/CEO
         James N. Chatham II      33                    Vice President/Secretary
         James Leath              68                    Director
         Dennis W. Bowden         46                    Director

     Jeffrey C. Bruteyn. Received a BBA in finance from Baylor University in 1989. From 1991 to 1993, Mr. Bruteyn was a Senior Vice President for Investment Capital Resources, Inc. From 1993 to 1994, Mr. Bruteyn was a Senior Financial Advisor for American Express Financial Advisors. From 1994 to 1997, Mr. Bruteyn was an Investment Banker for First London Securities Corporation where he worked as a director in the Mergers and Acquisitions Department. He was also a Senior trader at First London Securities prior to in 1997, becoming the Financial Director for Ameri-First Acceptance Corporation. At Ameri-First, Mr. Bruteyn was responsible for all in-house funding activities. In 1998, Mr. Bruteyn became president of Ameri-First Securities Corporation before becoming CEO of Ameri-First Financial Group, Inc.

     James N. Chatham II. Mr. Chatham graduated from Lamar University with a B.A. in History and a minor in Economics. From there, Mr. Chatham completed a degree in French and French History from the Universite de Strasbourg, France. Upon return from France, Mr. Chatham attended the University of Houston Law School. After law school, Mr. Chatham joined an investment group that developed a broadcasting property in College Station, Texas. The station was sold to a Fox Television Group prior to Mr. Chatham's tenure with Fox. Mr. Chatham became head of marketing and development for Fox Television in Central Texas. Mr. Chatham left Fox to become Vice President of Suncreek Media, Inc. There, he was in charge of marketing and international distridution for the company's television products. Upon leaving Suncreek, he became Director of Public Relations for Ameri-First Acceptance Corp. In 1998, Mr. Chatham became Vice President of
Ameri-First Securities Corporation until assuming the Vice Presidency of Ameri-First Financial Group, Inc.

     James M. Leath. For more than a decade, Marvin Leath served in the U.S. House of Representatives representing the 11th Congressional District of Texas. Congressman Leath was a member of the House Budget Committee, and Chairman of that panel's Subcommittee on Foreign Affairs and Defense. He also sat as a senior member of the House Armed Services Committee, with a seat on four of its principal subcommittees. In addition, he served as a member of the House Committee on Public Works, with jurisdiction over federal transportation and infrastructure programs to local and state governments. During his service in the House, the congressman also developed strong relationships with the Republican and Democratic leadership in the House before retiring voluntarily in 1991 to start his own government relations consulting business. Prior to entering Congress, Mr. Leath was president and owner of four rural banks in central Texas. In 1976, he chartered and opened Central National Bank in Waco, Texas, and served as Chairman and CEO of that establishment until he resigned in 1977 to campaign for the 11th District House seat.

     Dennis W. Bowden. Mr. Bowden received a B.S. degree from the University of North Texas. From 1980 to 1981 he was Vice President of Astro Wing Airlines. From 1981 to 1990, Mr. Bowden was President of Independent Financing. From 1990 to 1995, he was President of American Eagle Acceptance Corp. In 1995, Mr. Bowden started at Acceptance.

EXECUTIVE COMPENSATION

     At this time, no one is receiving any salary or other remuneration from the Company.

TERM OF OFFICE FOR DIRECTORS

     All directors of the Company hold office for four years or until their successors are elected and qualified. Currently, there are four directors of the Company. The by-laws permit the Board of Director to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors.

RISK FACTORS

     AMERI-FIRST FINANCIAL GROUP IS CURRENTLY OPERATING AT A LOSS. If losses continue, Ameri-First Financial Group may need to raise additional capital through the placement of its securities or from debt or equity financing. If the Company is not able to secure such financing or obtain alternative sources of funding, management may be required to curtail operations. There is no assurance that the Company will be able to continue to operate if additional sales of its securities cannot be generated or other sources of financing located.


         COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY.

     At the present time, Ameri-First Financial Group is operating in a competitive industry. There are a variety of financial services companies available in the marketplace.

     There are numerous financial services companies in all of the areas where we intend to operate and will operate in the future.

      ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS' SHARE VALUE.

     The Company's Articles of Incorporation, as amended, of Ameri-First Financial Group authorizes the issuance of 100,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by Ameri-First Financial Group. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable.

ITEM 5.          OTHER EVENTS

      Successor Issuer Election.

     Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, and upon effectiveness of the Agreement, the Company became the successor issuer to Itronics Communications Corporation, Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective March 22, 2000.

ITEM 6.          RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      Pursuant to the terms of the aforementioned Agreement, the Registrant has accepted the resignation of Kevin Halter and Kevin Halter, Sr, as the Registrant's Director and Officer as of March 22, 2000, and appointed Jeffrey C. Bruteyn as President and Director of the Registrant.

ITEM 7.          FINANCIAL STATEMENTS

     Financial statements for Itronics Communications , Inc. are filed herewith. The Registrant is required to file consolidated financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.          CHANGE IN FISCAL YEAR

     Ameri-First Financial Group has a December 31 fiscal year end. The fiscal year of Visual is December 31. The Company will file a Transitional Report on Form 10-QSB, if required.

EXHIBITS

2.1 Agreement and Plan of Reorganization between Itronics Communications Corporation and Ameri-First Financial Group, Inc. as dated March 22, 2000.

*3.1     Articles of Incorporation of Ameri-First Financial Group.

*3.2     By-Laws of Ameri-First Financial Group, Inc.

*24.1    Consent of accountants

27.1     Financial Data Schedule for Itronics Communications Corporation.

 99.1    Financials for  Itronics Communications, Inc.
-----------
*To be filed by amendment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                       By /s/  Jeffrey C. Bruteyn
                          ------------------------
                               Jeffrey C. Bruteyn
                               President

        Date: March 22, 2000




EXHIBITS

     2.1 Agreement and Plan of Reorganization between Itronics Communications Corporation and Ameri-First Financial Group, Inc. as dated March 22, 2000.

     *3.1 Articles of Incorporation of Ameri-First Financial Group.

     *3.2 By-Laws of Ameri-First Financial Group, Inc.

    *24.1 Consent of accountants

     27.2 Financial Data Schedule for Itronics Communications Corporation.

     99.1 Financials for  Itronics Communications Corporation

     99.2 Financials for Ameri-First Financial Group, Inc.
-----------
*To be filed by amendment